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                                                                   EXHIBIT 10.58



                           FOURTH AMENDMENT TO AMENDED
                          AND RESTATED CREDIT AGREEMENT

        This FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "AMENDMENT") dated as of July 30, 1999, is by and among Raytel Medical Corporation (the "BORROWER"), BankBoston, N.A., successor by merger to Bank of Boston Connecticut ("BANKBOSTON"), and Banque Paribas (collectively, the "BANKS") and BankBoston, as agent for the Banks (in such capacity, the "AGENT").

                              W I T N E S S E T H:

        WHEREAS, the Borrower, the Banks and the Agent entered into a certain Amended and Restated Credit Agreement dated as of August 14, 1996, as amended by the First Amendment to Amended and Restated Credit Agreement dated as of June 4, 1997, the Second Amendment to Amended and Restated Credit Agreement dated as of September 26, 1997 and the Third Amendment to Amended and Restated Credit Agreement dated as of July 24, 1998 (as amended from time to time, the "CREDIT AGREEMENT"); and

        WHEREAS, the Borrower has requested that the Credit Agreement be amended in certain respects; and

        WHEREAS, the Agent and the Banks have agreed to amend the Credit Agreement on the terms and conditions set forth herein.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        SECTION 1. DEFINITIONS. Capitalized terms used herein without definition that are defined in the Credit Agreement shall have the same meanings herein as therein.

        SECTION 2. REPRESENTATIONS AND WARRANTIES. The Borrower hereby repeats on and as of the date hereof the representations and warranties made by it in the Credit Agreement, provided that all references therein to the Credit Agreement shall refer to the Credit Agreement as amended hereby.

        SECTION 3. RATIFICATION, ETC. Except as expressly amended hereby, the Credit Agreement and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. This Amendment and the Credit Agreement shall hereafter be read and construed together as a single document, and all references in the Credit Agreement or any related agreement or instrument


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to the Credit Agreement shall hereafter refer to the Credit Agreement as amended by this Amendment.

        SECTION 4. AMENDMENTS TO CREDIT AGREEMENT.

               SECTION 4.1. AMENDMENT TO SECTION 2.2. Section 2.2 of the Credit Agreement is hereby amended by deleting the phrase "one-quarter of one percent (1/4%)" from the fourth line thereof and substituting therefor the phrase "one-half of one percent (1/2%)."

               SECTION 4.2. AMENDMENT TO SECTION 2.5. Section 2.5 of the Credit Agreement is hereby amended by deleting subsections "(a)" and "(b)" from such section and substituting therefor the following:

               "(a) Each Revolving Credit Base Rate Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of each Interest Period with respect thereto at the Base Rate plus the Applicable Base Rate Margin. With respect to each Revolving Credit Base Rate Loan and each fiscal quarter of the Borrower, the Applicable Base Rate Margin will be determined by the Agent after review of the Leverage Ratio of the Borrower and its Subsidiaries for the period of four (4) consecutive fiscal quarters ending on the fiscal last day of the quarter immediately preceding such fiscal quarter, all as follows:

                                               APPLICABLE BASE RATE
                 LEVERAGE RATIO                       MARGIN
                 --------------                --------------------
        Greater than 2.2:1.0                          0.50%

        Less than or equal to 2.2:1.0
        but greater than 1.5:1.0                      0.25%

        Less than or equal to 1.5:1.0
                                                      0.00%

        The Agent will determine the Applicable Base Rate Margin for each fiscal quarter on the forty-fifth (45th) day following the last day of the immediately preceding fiscal quarter by reference to the financial statements delivered to the Agent and the Banks by the Borrower in accordance with the terms hereof with respect to the period of four (4) consecutive fiscal quarters ending on such immediately preceding fiscal quarter.

               (b) Each Revolving Credit LIBOR Rate Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of each Interest Period with respect thereto at

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        the LIBOR Rate determined for such Interest Period plus the Applicable
        LIBOR Rate Margin. With respect to each Revolving Credit LIBOR Rate Loan and each fiscal quarter of the Borrower, the Applicable LIBOR Rate Margin will be determined by the Agent after review of the Leverage Ratio of the Borrower and its Subsidiaries for the period of four (4) consecutive fiscal quarters ending on the immediately preceding fiscal quarter, all as follows:

                                               APPLICABLE LIBOR RATE
                 LEVERAGE RATIO                       MARGIN
                 --------------                ---------------------
        Greater than 2.2:1.0                         2.25%

        Less than or equal to 2.2:1.0
        but greater than 1.5:1.0                     2.00%

        Less than or equal to 1.5:1.0
                                                     1.75%

               The Agent will determine the Applicable LIBOR Rate Margin for each fiscal quarter on the forty-fifth (45th) day following the last day of the immediately preceding fiscal quarter by reference to the financial statements delivered to the Agent and the Banks by the Borrower in accordance with the terms hereof with respect to the period of four (4) consecutive fiscal quarters ending on such immediately preceding fiscal quarter."

               SECTION 4.3. AMENDMENT TO SECTION 3.1. The last sentence of
        Section 3.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

               "All amounts owing in respect of the Revolving Credit Loans outstanding on the Revolving Credit Termination Date, including unpaid principal and any and all accrued and unpaid interest and fees thereon, shall automatically and without any further act become due and payable on the Revolving Credit Termination Date."

               SECTION 4.4. AMENDMENT TO SECTION 4. Section 4 of the Credit Agreement is hereby deleted in its entirety and all references to the "Term Loan" in the Credit Agreement are hereby deleted.

               SECTION 4.5. AMENDMENT TO SECTION 10. Section 10 of the Credit Agreement is hereby amended by adding a new Section "10.4" thereto to read as follows:

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               "SECTION 10.4. EARNINGS BEFORE INTEREST AND TAXES, DEPRECIATION
        AND AMORTIZATION. The Borrower will not permit Earnings Before Interest and Taxes, Depreciation and Amortization of the Borrower and its Subsidiaries to be less than $4,000,000 for any fiscal quarter of the Borrower ending on or after June 30, 1999."

               SECTION 4.6. AMENDMENTS TO SCHEDULE 2. The definition of "Maturity Date" appearing in Schedule 2 of the Credit Agreement is hereby deleted and the definitions of "Leverage Ratio" and "Revolving Credit Termination Date" appearing in Schedule 2 of the Credit Agreement are hereby amended by deleting each of them in their entirety and substituting therefor, respectively, the following:

               "Leverage Ratio. With respect to any fiscal period, the ratio of Borrower's Consolidated Total Funded Debt to Earnings Before Interest and Taxes, Depreciation and Amortization of the Borrower and its Subsidiaries for such period."

               "Revolving Credit Termination Date. August 1, 2001."

        SECTION 5. CONDITIONS TO EFFECTIVENESS. The effectiveness of this Amendment is subject to the prior satisfaction, on or before August 1, 1999, of the following conditions precedent (the date of such satisfaction herein referred to as the "AMENDMENT EFFECTIVE DATE"):

               (a) Payment of Amendment Fee. The Borrower shall have paid to the Agent for the account of the Banks a non-refundable amendment fee of $56,250.00.

               (b) Representations and Warranties. The representations and warranties contained in paragraph 7 of the Credit Agreement shall have been correct at and as of the date made. Such representations and warranties shall also be correct at and as of the date thereof, except to the extent that such representations and warranties expressly related to a specific date or were based on facts which have changes in the ordinary course of business, which changes, either singly or in the aggregate, are not materially adverse.

               (c) No Event of Default. There shall exist no Event of Default or condition which, with either or both the giving of notice of the lapse of time, would result in an Event of Default upon the execution and delivery of this Amendment.

               (d) Corporate Action. The Banks and the Agent shall have received evidence reasonably satisfactory to the Bank and the Agent that all requisite corporate action necessary for the valid execution,

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        delivery and performance by the Borrower and Guarantors of this
        Amendment and all other instruments and documents delivered by the Borrower and Guarantors in connection herewith.

               (e) Delivery of Amendment. The parties hereto shall have executed and delivered this Amendment in form and substance satisfactory to the Banks and the Agent.

        SECTION 6. EFFECTIVE DATE. This Amendment shall become effective among the parties hereto as of the Amendment Effective Date. Until the Amendment Effective Date, the terms of the Credit Agreement prior to its amendment hereby shall remain in full force and effect.

        SECTION 7. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which counterparts taken together shall be deemed to constitute one and the same instrument.

        IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized officers, as of the day and year first above written.


                                             RAYTEL MEDICAL CORPORATION



                                             By: /s/ JOHN F. LAWLER, JR.
                                                 -------------------------------

                                                Its: Vice President
                                                     ---------------------------

PARIBAS (Formerly known as Banque Paribas)

By: /s/ SEAN CONLON                          By: /s/ [Signature Illegible]
   --------------------------------             --------------------------------

Its: Managing Director                       By: Assistant Vice President
    -------------------------------             --------------------------------


BANKBOSTON, N.A.,
individually and as Agent


By: /s/ CHRIS PHELAN                         Its: Director
   --------------------------------              -------------------------------

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Each of the undersigned Guarantors
acknowledges and accepts the foregoing
and ratifies and confirms in all respects such Guarantor's obligations under the
Guarantees:

RAYTEL CARDIAC SERVICES, INC.



By:  /s/ JOHN F. LAWLER, JR.
   -------------------------------------

   Its: Vice President
       ---------------------------------


RAYTEL MEDICAL IMAGING, INC.



By:  /s/ JOHN F. LAWLER, JR.
   -------------------------------------

   Its: Vice President
       ---------------------------------

MEDICAL IMAGING PARTNERS L.P.
    By: RAYTEL MEDICAL IMAGING, INC.,
        Its General Partner



        By:  /s/ JOHN F. LAWLER, JR.
           -----------------------------

           Its: Vice President
               -------------------------


RAYTEL IMAGING HOLDINGS, INC.



By:  /s/ JOHN F. LAWLER, JR.
   -------------------------------------

   Its: Vice President
       ---------------------------------


RAYTEL CARDIOVASCULAR LABS, INC.



By:  /s/ JOHN F. LAWLER, JR.
   -------------------------------------

   Its: Vice President
       ---------------------------------

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RAYTEL IMAGING NETWORK, INC.



By:  /s/ JOHN F. LAWLER, JR.
   -------------------------------------

   Its: Vice President
       ---------------------------------


RAYTEL IMAGING WEST INC.



By:  /s/ JOHN F. LAWLER, JR.
   -------------------------------------

   Its: Vice President
       ---------------------------------


RAYTEL IMAGING EAST INC.



By:  /s/ JOHN F. LAWLER, JR.
   -------------------------------------

   Its: Vice President
       ---------------------------------


RAYTEL IMAGING MID-ATLANTIC INC.



By:  /s/ JOHN F. LAWLER, JR.
   -------------------------------------

   Its: Vice President
       ---------------------------------


RAYTEL GRANADA HILLS INC.



By:  /s/ JOHN F. LAWLER, JR.
   -------------------------------------

   Its: Vice President
       ---------------------------------